T. ROWE PRICE
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Spectrum Funds, Inc.
     Spectrum Growth Fund
     Spectrum Income Fund
     Spectrum International Fund

Supplement to prospectus dated May 1, 1997
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CHANGES IN THE SPECTRUM FUNDS

On July 21, 1997, the Spectrum Fund's Board of Directors voted to implement some changes to the three Spectrum Funds as of August 18, 1997. Last April, the shareholders of the Spectrum Growth and Spectrum Income Funds voted to allow the Board to change certain policies of those funds from "fundamental" (requiring a shareholder vote to change) to "operating" (requiring Board approval but no shareholder vote). Specifically, these changes related to: 1) the selection of T. Rowe Price funds in which Spectrum Growth and Spectrum Income can invest, and 2) the minimum and maximum percentages of Spectrum Growth Fund's and Spectrum Income Fund's assets that can be invested in each underlying fund.

Last year, Congress amended legislation and the Securities and Exchange Commission liberalized its position regarding funds like Spectrum, so we acted to take advantage of this additional investment flexibility. The changes give Spectrum Growth and Spectrum Income Funds the same degree of flexibility and discretion in selecting the types and amounts of underlying investments enjoyed by other T. Rowe Price funds, consistent with their particular goals and programs. Since Spectrum International Fund commenced operations after the new legislation was in effect, it was not subject to the fundamental policies described above. Shareholders will be informed of any changes in the annual prospectus mailing and the shareholder reports.

Effective August 18, the Spectrum Growth, Income, and International Funds will replace the Prime Reserve Fund with the Summit Cash Reserves Fund as their primary money market vehicle. Summit Cash Reserves is managed in the same manner as Prime Reserve, but its high minimum balance requirement and resulting lower expense ratio enables it to have a higher yield.

The Spectrum Board also approved further changes. Specifically, Spectrum Growth Fund will add two T. Rowe Price funds to its roster of underlying funds, neither of which existed when Spectrum was originally launched. The new funds to be added as well as their objectives are:

o Blue Chip Growth Fund, which seeks long-term capital appreciation through investments in the common stocks of large- and medium-sized blue chip companies with potential for above-average earnings growth; and

o Mid-Cap Value Fund, which seeks long-term appreciation through investments in midsized companies whose stocks appear undervalued.

The first will give Spectrum Growth additional exposure to large-cap growth companies while the second will give the fund a way to participate directly in the fast-growing mid-cap market sector. These moves will enhance the diversification of Spectrum Growth Fund. The Board also amended the allowable investment limits in the underlying funds, as shown in the table below.

The Board also elected to add two funds to Spectrum Income's investment mix. The funds and their objectives are:

o U.S. Treasury Long-Term Fund, which seeks a high level of income from investments in U.S. government-backed securities, primarily long-term U.S. Treasuries; and

o Emerging Markets Bond Fund, which seeks high current income and appreciation by investing primarily in high-yielding, high-risk government and corporate debt securities of less-developed countries.

The long-term Treasury fund gives Spectrum Income greater sensitivity to U.S. interest rate movements, while emerging market bonds provide a means of participating in an expanding sector of the global bond market. While these funds have a high risk/reward profile, they should enhance the fund's diversification benefits. Changes to this fund's investment mix are shown in the table below.


Revisions to Asset Allocation Ranges for Underlying Funds of Spectrum Income
and Spectrum Growth
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               Current      New                        Current      New
Spectrum       Investment   Investment  Spectrum       Investment   Investment
Income Fund    Range        Range       Growth Fund    Range        Range
-----------    -----        -----       ------         -----        -----
Prime Reserve*  5-30%       0-25%       Prime Reserve*   0-25%      no change
Short-Term Bond 0-15       no change    New Era         10-25           0-15%
GNMA            5-20       no change    Equity Income    5-20       7.5-22.5
New Income     15-30       no change    Growth & Income  5-20       7.5-22.5
High Yield     10-25       no change    Growth Stock    15-30           5-20
International
 Bond           5-20       no change    New Horizons    10-25       no change
Equity Income  10-25       no change    International
                                         Stock           5-20        10-25
U.S. Treasury
 Long-Term      N/A         0-15        Blue Chip Growth  N/A         5-20
Emerging Markets
 Bond           N/A         0-10        Mid-Cap Value     N/A         0-15
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
*After 8/18/97, the reference to Prime Reserve will apply to Summit Cash
Reserves.


The information in the preceding table updates the Asset Allocation Ranges for Underlying Funds Table on page 6 of your prospectus.

The Board's changes will result in slight alterations to each fund's expense ratio range, as shown in the revision below (found in your prospectus on page
3).


Table 1 Range of Average Weighted Expense Ratios
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
     Spectrum Income  Spectrum Growth    Spectrum International
     ---------------  ---------------    ----------------------
     0.70% to 0.86%   0.73% to 0.97%     0.76% to 1.30%
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

Shareholders and potential investors should be aware of minor changes to the current prospectus with the addition of the new underlying funds.

Under the Strategy section of Facts At A Glance, please note that Spectrum Income Fund invests primarily in domestic bond funds and also in two (had formerly been one) foreign bond funds, but it may allocate up to 25% of assets to a stock fund.

Also, since there is no limit on the number of underlying funds the Spectrum Funds can invest in, we have deleted the reference to number under "What are the Spectrum Funds' investment programs?" on page 6 of the prospectus. The changes are as follows:

o Spectrum Income Fund will allocate its assets among a diversified group of underlying T. Rowe Price funds that invest primarily in fixed income securities.

o Spectrum Growth Fund will allocate its assets among a diversified group of underlying T. Rowe Price funds that invest primarily in stocks.

o Spectrum International Fund allocates its assets among a group of underlying T. Rowe Price funds that invest primarily in international stocks and, to a lesser degree, international bonds.

Table 5, describing the major characteristics of the underlying T. Rowe Price funds beginning on page 25 of your prospectus, will also be revised to include the fund descriptions for Summit Cash Reserves, Blue Chip Growth, Mid-Cap Value, U.S. Treasury Long-Term, and Emerging Markets Bond Funds that were previously stated.

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 The date of this supplement is August 4, 1997.
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                                                               C08-042 8/04/97